SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported):  June 20, 2000


                         OMEGA HEALTHCARE INVESTORS, INC
                         -------------------------------
              (Exact name of Registrant as specific in its charter)

                                    Maryland
                                    --------
         (State or other jurisdiction of incorporation or organization)

                  1-11316                          38-3041398
                  -------                          ----------
         (Commission File Number)      (I.R.S. Employer Identification No.)


           900 Victors Way, Suite 350, Ann Arbor, Michigan      48108
           -------------------------------------------------    -----
                 (Address of principal executive offices)     (Zip Code)

                                 (734) 887-0200
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On June 29, 2000, Omega Healthcare Investors, Inc. issued a press release disclosing information on lawsuits filed against the Company. This press release is included as exhibit 99.1 to this filing.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


Exhibit No.                  Exhibit
================================================================================

  99.1                       Press Release issued by Omega Healthcare Investors,
                             Inc. on June 29, 2000.

                                   SIGNATURES

    Pursuant to the requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               OMEGA HEALTHCARE INVESTORS, INC.

                                           By:  /s/Susan Allene Kovach
                                               ------------------------
                                                Susan Allene Kovach
                                                Corporate Secretary
Dated: June 30, 2000